Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Fred M. Montano, Chief Executive Officer of Falcon Ridge Development Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the amendment  #1 to the quarterly report on Form 10-QSB/A of Falcon Ridge Development Inc., for the period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Falcon Ridge Development Inc.,.

Dated Februrary 21, 2007	/s/ Fred M. Montano
Fred M. Montano,
Chief Executive Officer